UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 3, 2015

Legend Oil and Gas, Ltd.

(Exact Name of Registrant as Specified in Charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-49752 (Commission File Number)	84-1570556 (IRS Employer Identification No.)

555 Northpoint Center East, Suite 400 Alpharetta, GA (Address of Principal Executive Offices)	30022 Zip Code

(678) 595-6243

(Registrant’s telephone number, including area code)

______________________________________________

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	2.01 Completion of Acquisition or Disposition of Assets.

On April 7, 2015, Legend Oil and Gas, Ltd. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing that the Company completed the acquisition of Black Diamond Energy Holdings LLC, Delaware limited liability company (“Black Diamond”). Pursuant to the terms of the Membership Interest Purchase Agreement, the Company became the sole member of Black Diamond.

Item 9.01(a) and (b) of the Current Report on Form 8-K dated April 3, 2015, did not include the historical financial statements of Black Diamond or the unaudited pro forma combined financial information of the Company (collectively, the “Financial Information”), and instead contained an undertaking subsequently to file the Financial Information. This amendment is being filed for the purpose of satisfying the Company’s undertaking to file the Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with the initial report on Form 8-K.

Item	9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of Black Diamond and its subsidiaries as of December 31, 2014 and 2013 and the related consolidated statements of operations, members’ equity and cash flows for each of the two years ended December 31, 2014 and 2013, the Notes to the Consolidated Financial Statements and the Report of Independent Registered Public Accounting Firm are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations of the Company and its subsidiary for the year ended December 31, 2014, as well as the unaudited condensed combined balance sheet at March 31, 2015 and the unaudited condensed statement of operations for the three months ended March 31, 2015, giving effect to the acquisition of Black Diamond, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d) Exhibits

99.1	Audited consolidated balance sheets of Black Diamond and its subsidiaries as of December 31, 2014 and 2013 and the related consolidated statements of operations, members’ equity and cash flows for each of the two years ended December 31, 2014 and 2013, the Notes to the Consolidated Financial Statements and the Report of Independent Auditors.

99.2	Unaudited pro forma condensed combined statement of operations of the Company and its subsidiary for the year ended December 31, 2014, as well as the unaudited condensed combined balance sheet at March 31, 2015 and the unaudited condensed statement of operations for the three months ended March 31, 2015, giving effect to the acquisition of Black Diamond.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGEND OIL AND GAS, LTD.

June 19, 2015	By:	/s/ Warren S. Binderman
Warren S. Binderman
President and Chief Financial Officer